UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22485

Exact name of registrant as specified in charter:	abrdn Income Credit Strategies Fund

Address of principal executive offices:	1900 Market Street, Suite 200

Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari

abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2023

Item 1 – Reports to Stockholders –

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

abrdn Income Credit Strategies Fund (ACP)
Semi-Annual Report
April 30, 2023
abrdn.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Semi-Annual Report, which covers the activities of abrdn Income Credit Strategies Fund ("ACP" or the "Fund"), for the six-month period ended April 30, 2023. The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.
Fund Reorganization
On March 13, 2023, the Fund announced that it had successfully completed the reorganization of Delaware Ivy High Income Opportunities Fund ("IVH") into the Fund after the close of regular business on March 10, 2023 ("Reorganization"). In the Reorganization, common shareholders of IVH received an amount of the Fund common shares with a net asset value equal to the aggregate net asset value of their holdings of IVH common shares, as determined at the close of regular business on March 10, 2023. Any applicable fractional shares were paid as cash-in-lieu to the applicable holder. The Reorganization was structured as a tax-free transaction. Please see the Notes to Financials for further information.
Total Investment Return1
For the six-month period ended April 30, 2023, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	14.06%
Market Price[2]	15.02%
ICE BofAML Global High Yield Constrained (Hedged USD)[4]	7.41%
For more information about Fund performance, please visit the Fund on the web at www.abrdnacp.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents comparison from current six-month period end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
4/30/2023	$7.03	$6.73	-4.27%
10/31/2022	$6.72	$6.37	-5.21%
During the six-month period ended April 30, 2023, the Fund’s NAV was within a range of $6.65 to $7.38 and the Fund’s market price traded within a range of $6.32 to $8.50. During the six-month period ended April 30, 2023, the Fund’s shares traded within a range of a premium(+)/discount(-) of 16.28% to -8.09%.
Series A Perpetual Preferred Shares
As at April 30, 2023, the Fund's 5.25% Series A Perpetual Preferred Shares with a liquidation value of $40 million, are rated A2 by Moody's Investors Service. The Preferred Shares are listed on the New York Stock Exchange ("NYSE") under the ticker symbol "ACP PRA". A more detailed description of the Fund's Preferred Shares can be found in the Notes to Financial Statements.
Distribution Policy
Distributions to common shareholders for the six-month period ended April 30, 2023 totaled $0.60 per share. Based on the market price of $6.73 on April 30, 2023, the annualized distribution rate over

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data includes investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	The ICE BofAMLGlobal High YieldConstrained (Hedged USD) Index tracks the performance of U.S. dollar-, Canadian dollar-, British pound- and euro-denominated below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn Income Credit Strategies Fund	1

Letter to Shareholders  (unaudited)  (continued)

the six-month period ended April 30, 2023 was 17.83%. Based on the NAV of $7.03 on April 30, 2023, the distribution rate over the six-month period ended April 30, 2023 was 17.07%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
As announced on May 9, 2023, the Fund distributed $0.10 per share with a record date of May 19, 2023 and pay date of May 31, 2023. As announced on June 9, 2023, the Fund distributed $0.10 per share with a record date of June 23, 2023 and pay date of June 30, 2023.
The Fund's policy is to provide common shareholders with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board of Trustees' (the "Board") quarterly meetings, unless market conditions require an earlier evaluation.
Revolving Credit Facility
On November 23, 2022, the Fund’s senior secured 364-day revolving credit facility with BNP Paribas was amended to extend the scheduled commitment termination date to November 22, 2023 with a committed facility amount of $130,000,000. The Fund’s outstanding balance as of October 31, 2022 was $88,000,000 on the Revolving Credit Facility. In connection with the close of the Reorganization with the Delaware Ivy High Income Opportunities Fund, The Fund drew down $87,000,000 on its revolving credit facility and amended its commited facility amount to $200,000,000. The remaining Fund activity during the six-month period ended April 30, 2023, was a net pay down of $70,000,000 on the revolving credit facility. The Fund's revolving credit facility balance as of April 30, 2023 was $105,000,000.Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. A more detailed description of the Fund's revolving credit facility can be found in the Notes to Financial Statements.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.
Open Market Repurchase Program
The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on the Fund's website on a monthly basis. For the  six-month period ended April 30, 2023, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund’s website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
Portfolio Holdings Disclosure
The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.

2	abrdn Income Credit Strategies Fund

Letter to Shareholders  (unaudited)  (concluded)

Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnacp.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Christian Pittard
Christian Pittard
President
{foots1}
All amounts are U.S. Dollars unless otherwise stated.
abrdn Income Credit Strategies Fund	3

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark  for the six-month, 1-year, 3-year, 5-year and 10-year periods ended April 30, 2023.
	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	14.06%	-5.61%	7.64%	-2.27%	1.58%
Market Price	15.02%	-15.76%	10.32%	-1.42%	1.73%
ICE BofAML Global High Yield Constrained (Hedged USD)	7.41%	0.75%	3.81%	2.63%	3.92%
Performance of a $10,000 Investment (as of April 30, 2023)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated.
abrdn Investments Limited and abrdn Inc. assumed responsibility for the management of the Fund as investment adviser and sub adviser, respectively, on December 1, 2017. Performance prior to this date reflects the performance of an unaffiliated investment adviser. The performance above reflects fee waivers and/or expense reimbursements made by the Fund’s current and/or former investment adviser. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. Additionally, abrdn Inc. entered into an agreement with the Fund to limit investor relations services fees. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of April 30, 2023. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnacp.com or by calling 800-522-5465.
The annualized net operating expense ratio, excluding fee waivers based on the six-month period ended April 30, 2023 was 4.85%. The annualized net operating expense ratio net of fee waivers based on the six-month period ended April 30, 2023 was 4.60%. The annualized net operating expenses, net of fee waivers and excluding interest expense based on the six-month period ended April 30, 2023, was 2.33%.
4	abrdn Income Credit Strategies Fund

Portfolio Composition  (as a percentage of net assets) (unaudited)
As of April 30, 2023

Quality of Investments(1)
As at April 30, 2023, 1.1% of the Fund’s investments were invested in securities where either the issue or the issuer was rated “A” or better by S&P Global Ratings ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings, Inc. ("Fitch") or, if unrated, was judged to be of equivalent quality by abrdn Investments Limited (the "Adviser"). The following table shows the ratings of securities held by the Fund as at April 30, 2023, compared with October 31, 2022 and April 30, 2022:
Date	AAA/Aaa %	A %	BB/Ba %	B %	CCC/CC/C %	NR %
April 30, 2023	0.0	1.1	17.4	52.9	23.4	5.2
October 31, 2022	1.2	1.6	13.4	45.6	38.2	0.0
April 30, 2022	0.0	0.0	8.0	50.0	36.0	6.0
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P, Moody’s or Fitch if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by these rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Adviser evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.
Geographic Composition
The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as at April 30, 2023, compared with October 31, 2022 and April 30, 2022:
Date	United States %	Europe %	United Kingdom %	Others %
April 30, 2023	40.7	36.0	12.3	11.0
October 31, 2022	31.7	40.0	19.2	9.1
April 30, 2022	33.0	28.0	18.0	21.0
Maturity Composition
The average maturity of the Fund’s total investments was 4.4 years at April 30, 2023, compared with 4.5 years at October 31, 2022, and 3.9 years at April 30, 2022. The following table shows the maturity composition of the Fund’s investments as at April 30, 2023, compared with October 31, 2022 and April 30, 2022:
Date	0 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2023	22.0	74.7	3.3
October 31, 2022	65.7	32.7	1.6
April 30, 2022	70.0	27.0	3.0
Modified Duration
As of April 30, 2023, the modified duration* of the Fund was 4.8 years.
*	Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.
abrdn Income Credit Strategies Fund	5

Portfolio of Investments (unaudited)
As of April 30, 2023

	Shares or Principal Amount		Value
CORPORATE BONDS—122.8%
ARGENTINA—0.5%
Telecom Argentina SA, 8.00%, 07/18/2026(a)(b)		$2,268,000	$ 2,015,465
AUSTRIA—0.8%
Benteler International AG, 10.50%, 05/15/2028(a)		2,919,000	2,919,000
BERMUDA—0.2%
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc. PIK, 7.63%, 10/15/2025(a)(b)(c)		733,325	667,924
CANADA—3.2%
Bellatrix Exploration Ltd.
8.50%, 09/11/2023(b)(d)(e)		418,000	–
PIK, 12.50%, 12/15/2023(b)(d)(e)		456,000	–
Bombardier, Inc.
6.00%, 02/15/2028(a)(b)		772,000	732,198
7.50%, 02/01/2029(a)(b)		485,000	477,005
Enerflex Ltd., 9.00%, 10/15/2027(a)(b)		3,979,000	3,964,676
Husky III Holding Ltd., 13.00%, 02/15/2025(a)(b)(c)		1,495,000	1,360,450
Jones Deslauriers Insurance Management, Inc., 10.50%, 12/15/2030(a)(b)		2,850,000	2,892,750
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 04/15/2026(a)(b)		2,497,000	2,222,330
Total Canada			11,649,409
CHILE—0.3%
Sable International Finance Ltd., 5.75%, 09/07/2027(a)(b)		200,000	188,500
VTR Comunicaciones SpA, 4.38%, 04/15/2029(a)(b)		1,182,000	605,002
VTR Finance NV, 6.38%, 07/15/2028(a)(b)		887,000	301,580
Total Chile			1,095,082
CHINA—0.1%
Kaisa Group Holdings Ltd., 9.38%, 06/30/2024(a)(f)		3,609,000	346,390
CZECH REPUBLIC—0.9%
Allwyn Entertainment Financing UK PLC, 7.25%, 04/30/2030(a)	EUR	2,853,000	3,172,267
FRANCE—9.9%
Altice France SA
8.13%, 02/01/2027(a)(b)		$2,659,000	2,374,257
5.13%, 07/15/2029(a)(b)		866,000	640,273
5.50%, 10/15/2029(a)(b)		469,000	351,084
Banijay Group SAS REGS, 6.50%, 03/01/2026(a)	EUR	5,000,000	5,359,710
CAB SELAS, 3.38%, 02/01/2028(a)(b)		5,400,000	4,731,054
Chrome Holdco SASU, 5.00%, 05/31/2029(a)		10,000,000	7,783,560
Electricite de France SA, (fixed rate to 01/22/2026, variable rate thereafter), 5.00%, 01/22/2026(a)(g)		3,200,000	3,243,995
Iliad Holding SASU, 7.00%, 10/15/2028(a)(b)		$1,568,000	1,483,588
Loxam SAS, 5.75%, 07/15/2027(a)	EUR	3,500,000	3,393,314
Mobilux Finance SAS, 4.25%, 07/15/2028(a)		3,000,000	2,743,732
Societe Generale SA, 9.38%, 11/22/2027(a)(b)(g)		$4,420,000	4,196,348
Total France			36,300,915
	Shares or Principal Amount		Value

GEORGIA—0.1%
Bank of Georgia JSC, (fixed rate to 06/28/2024, variable rate thereafter), 11.13%, 06/28/2024(a)(g)		$526,000	$ 515,480
GERMANY—6.3%
Cerdia Finanz GmbH, 10.50%, 02/15/2027(a)(b)		1,155,000	1,097,250
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/2028(a)(b)	EUR	2,771,000	2,785,855
5.50%, 01/15/2028(a)(b)		$1,655,000	1,510,412
5.50%, 01/15/2028(a)		529,000	483,223
CT Investment GmbH, 5.50%, 04/15/2026(a)	EUR	3,645,000	3,543,212
HT Troplast GmbH, 9.25%, 07/15/2025(a)		3,865,000	4,194,963
IHO Verwaltungs GmbH
3.88%, 05/15/2027(a)(c)		1,700,000	1,641,471
PIK, 8.75%, 05/15/2028(a)(b)		3,270,388	3,654,453
PrestigeBidCo GmbH, 3 mo. Euribor + 6.000%, 9.18%, 07/15/2027(a)		2,176,000	2,379,752
Standard Profil Automotive GmbH, 6.25%, 04/30/2026(a)		2,500,000	1,652,851
Total Germany			22,943,442
GIBRALTAR—1.2%
888 Acquisitions Ltd., 7.56%, 07/15/2027(a)		4,500,000	4,472,614
HONG KONG—0.1%
Seaspan Corp., 5.50%, 08/01/2029(a)(b)		$315,000	252,000
ISRAEL—1.7%
Teva Pharmaceutical Finance Netherlands II BV
7.38%, 09/15/2029	EUR	5,000,000	5,564,906
7.88%, 09/15/2031		601,000	679,824
Total Israel			6,244,730
ITALY—1.9%
Gamma Bondco Sarl, 8.13%, 11/15/2026(a)(c)		5,000,000	5,812,525
Lottomatica SpA, 6.25%, 07/15/2025(a)		1,000,000	1,112,919
Total Italy			6,925,444
JAMAICA—0.4%
Digicel International Finance Ltd. / Digicel international Holdings Ltd.
8.75%, 05/25/2024(a)(b)		$1,482,000	1,337,505
8.00%, 12/31/2026(a)(b)		120,811	25,974
Total Jamaica			1,363,479
LUXEMBOURG—13.7%
Albion Financing 2Sarl, 8.75%, 04/15/2027(a)(b)		6,485,000	5,634,827
Altice Financing SA, 5.75%, 08/15/2029(a)(b)		2,086,000	1,663,905
Altice Finco SA, 4.75%, 01/15/2028(a)	EUR	5,000,000	3,923,868
Altice France Holding SA
10.50%, 05/15/2027(a)(b)		$7,282,000	5,377,603
6.00%, 02/15/2028(a)(b)		10,000,000	6,157,707
ARD Finance SA, 6.50%, 06/30/2027(a)(b)(c)		610,732	500,505
Cidron Aida Finco Sarl
5.00%, 04/01/2028(a)	EUR	2,000,000	1,967,421
6.25%, 04/01/2028(a)	GBP	2,993,000	3,232,706
Cullinan Holdco Scsp, 4.63%, 10/15/2026(a)	EUR	2,031,000	1,950,449
Garfunkelux Holdco 3 SA, 7.75%, 11/01/2025(a)	GBP	1,735,000	1,636,044
Herens Midco Sarl, 5.25%, 05/15/2029(a)	EUR	2,000,000	1,465,748

6	abrdn Income Credit Strategies Fund

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2023

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
LUXEMBOURG (continued)
HSE Finance Sarl, 5.63%, 10/15/2026(a)	EUR	625,000	$ 348,648
LHMC Finco 2 Sarl PIK, 7.25%, 10/02/2025(a)(c)		256,281	264,040
Monitchem HoldCo 3 SA, 8.75%, 05/01/2028(a)		9,260,000	10,254,616
Summer BC Holdco A Sarl, 9.25%, 10/31/2027(a)		6,397,474	5,678,641
Total Luxembourg			50,056,728
MAURITIUS—0.4%
Axian Telecom, 7.38%, 02/16/2027(a)(b)		$1,447,000	1,311,127
MEXICO—2.2%
Braskem Idesa SAPI, 6.99%, 02/20/2032(a)(b)		1,079,000	772,025
Cemex SAB de CV, (fixed rate to 03/14/2028, variable rate thereafter), 9.13%, 03/14/2025(a)(g)		4,448,000	4,416,869
Grupo Aeromexico SAB de CV, 8.50%, 03/17/2027(a)(b)		1,600,000	1,431,486
Sixsigma Networks Mexico SA de CV, 7.50%, 05/02/2025(a)(b)		1,500,000	1,273,887
Unifin Financiera SAB de CV
(fixed rate to 01/29/2025, variable rate thereafter), 8.88%, 01/29/2025(a)(d)(f)(g)		2,000,000	18,440
8.38%, 01/27/2028(a)(d)(f)		3,000,000	75,000
Total Mexico			7,987,707
NETHERLANDS—6.3%
Nobel Bidco BV, 3.13%, 06/15/2028(a)	EUR	3,300,000	2,679,234
Stichting AK Rabobank Certificaten, 6.50%, 12/29/2049(a)(g)		5,000,000	5,227,140
Summer BidCo BV
9.00%, 11/15/2025(a)(c)		3,056,762	2,817,539
9.00%, 11/15/2025(a)(c)		3,952,784	3,636,905
UPC Holding BV, 5.50%, 01/15/2028(a)(b)		$3,000,000	2,685,000
Ziggo Bond Co. BV, 3.38%, 02/28/2030(a)(b)	EUR	7,000,000	5,871,752
Total Netherlands			22,917,570
NIGERIA—0.7%
IHS Netherlands Holdco BV, 8.00%, 09/18/2027(a)(b)		$2,860,000	2,513,082
PORTUGAL—0.9%
Novo Banco SA, (fixed rate to 07/06/2023, variable rate thereafter), 8.50%, 07/06/2028(a)	EUR	3,000,000	3,236,315
REPUBLIC OF IRELAND—1.8%
AerCap Holdings NV, 5.88%, 10/10/2079(b)		$2,239,000	2,076,777
Cimpress PLC, 7.00%, 06/15/2026(b)		5,565,000	4,659,129
Total Republic of Ireland			6,735,906
SPAIN—1.9%
Cirsa Finance International Sarl
6.25%, 12/20/2023(a)	EUR	1,496,227	1,642,511
10.38%, 11/30/2027(a)		1,590,000	1,865,658
Telefonica Europe BV, 2.38%, 02/12/2029(a)(g)		4,100,000	3,529,525
Total Spain			7,037,694
	Shares or Principal Amount		Value

SWEDEN—1.8%
DDM Debt AB, 9.00%, 04/19/2026(a)	EUR	5,400,000	$ 3,867,671
Intrum AB, 3.50%, 07/15/2026(a)		3,200,000	2,895,618
Total Sweden			6,763,289
TURKEY—0.3%
Yapi ve Kredi Bankasi AS, (fixed rate to 01/22/2026, variable rate thereafter), 7.88%, 01/22/2031(a)(b)		$983,000	924,020
UNITED ARAB EMIRATES—0.0%
Emirates Reit Sukuk II Ltd., 9.50%, 12/12/2024(a)		162,000	149,445
UNITED KINGDOM—14.8%
Barclays PLC, 6.13%, 12/15/2025(b)(g)		1,240,000	1,065,036
BCP V Modular Services Finance PLC, 6.75%, 11/30/2029(a)	EUR	2,700,000	2,311,796
Bellis Acquisition Co. PLC, 4.50%, 02/16/2026(a)	GBP	2,800,000	2,951,478
Bellis Finco PLC, 4.00%, 02/16/2027(a)		3,000,000	2,558,982
Connect Finco Sarl / Connect US Finco LLC, 6.75%, 10/01/2026(a)(b)		$2,645,000	2,520,825
eG Global Finance PLC, 6.25%, 10/30/2025(a)	EUR	2,000,000	2,071,573
EnQuest PLC
7.00%, 10/15/2023(a)	GBP	4,339,725	5,353,053
11.63%, 11/01/2027(a)(b)		$1,950,000	1,838,474
Galaxy Finco Ltd., 9.25%, 07/31/2027(a)	GBP	6,300,000	6,943,671
Intu Properties PLC, 11.00%, 12/04/2024(d)(e)		3,795,706	4,521,725
Ithaca Energy North Sea PLC, 9.00%, 07/15/2026(a)(b)		$2,636,000	2,537,493
Jaguar Land Rover Automotive PLC
4.50%, 01/15/2026(a)	EUR	1,000,000	1,038,259
4.50%, 10/01/2027(a)(b)		$1,700,000	1,423,531
Jerrold Finco PLC, 4.88%, 01/15/2026(a)	GBP	2,900,000	3,190,790
Punch Finance PLC, 6.13%, 06/30/2026(a)		2,740,000	2,952,798
Sherwood Financing PLC, 6.00%, 11/15/2026(a)		5,000,000	5,169,982
TalkTalk Telecom Group Ltd., 3.88%, 02/20/2025(a)		766,000	736,362
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/2028(a)		5,000,000	5,149,132
Total United Kingdom			54,334,960
UNITED STATES—49.2%
Adams Homes, Inc., 7.50%, 02/15/2025(a)(b)		$2,023,000	1,907,492
Adtalem Global Education, Inc., 5.50%, 03/01/2028(a)(b)		1,570,000	1,491,500
Advantage Sales & Marketing, Inc., 6.50%, 11/15/2028(a)(b)		2,185,000	1,700,061
Affinity Interactive, 6.88%, 12/15/2027(a)(b)		4,486,000	4,035,102
Air Lease Corp. Series B, 4.65%, 06/15/2026(b)(g)		810,000	665,171
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029(a)		1,053,791	1,001,402
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 3.00%, 09/01/2029(a)	EUR	5,000,000	4,035,710
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.75%, 07/15/2027(a)	GBP	955,000	954,008

abrdn Income Credit Strategies Fund	7

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2023

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
7.00%, 11/01/2026(a)(b)		$711,000	$ 688,014
5.88%, 06/30/2029(a)(b)		1,821,000	1,635,507
ASP Unifrax Holdings, Inc., 7.50%, 09/30/2029(a)(b)		2,162,000	1,544,970
AthenaHealth Group, Inc., 6.50%, 02/15/2030(a)(b)		735,000	603,684
Banff Merger Sub, Inc.
8.38%, 09/01/2026(a)(b)	EUR	133,000	140,304
8.38%, 09/01/2026(a)		2,400,000	2,531,797
Caesars Entertainment, Inc., 8.13%, 07/01/2027(a)(b)		$1,045,000	1,066,163
Callon Petroleum Co.
8.00%, 08/01/2028(a)(b)		1,785,000	1,761,122
7.50%, 06/15/2030(a)(b)		1,045,000	992,558
Calpine Corp.
5.13%, 03/15/2028(a)(b)		2,000,000	1,847,418
4.63%, 02/01/2029(a)(b)		1,205,000	1,047,370
5.00%, 02/01/2031(a)(b)		135,000	113,734
Carnival Corp.
10.13%, 02/01/2026(a)(b)	EUR	236,000	271,036
7.63%, 03/01/2026(a)(b)		$3,514,000	3,213,150
5.75%, 03/01/2027(a)(b)		1,750,000	1,440,249
6.00%, 05/01/2029(a)(b)		445,000	349,280
CCO Holdings LLC / CCO Holdings Capital Corp.
6.38%, 09/01/2029(a)(b)		2,535,000	2,409,161
4.50%, 08/15/2030(a)(b)		1,081,000	907,715
4.75%, 02/01/2032(a)(b)		1,195,000	988,840
Chart Industries, Inc., 9.50%, 01/01/2031(a)(b)		3,839,000	4,064,541
CHS/Community Health Systems, Inc.
5.25%, 05/15/2030(a)(b)		580,000	483,409
4.75%, 02/15/2031(a)(b)		480,000	387,234
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029(a)(b)		275,000	269,912
8.75%, 04/15/2030(a)(b)		905,000	832,884
CMG Media Corp., 8.88%, 12/15/2027(a)(b)		2,640,000	2,046,792
CNX Midstream Partners LP, 4.75%, 04/15/2030(a)(b)		845,000	707,465
Consensus Cloud Solutions, Inc.
6.00%, 10/15/2026(a)(b)		1,574,000	1,447,222
6.50%, 10/15/2028(a)(b)		3,473,000	3,038,875
Consolidated Communications, Inc.
5.00%, 10/01/2028(a)(b)		417,000	305,744
6.50%, 10/01/2028(a)(b)		2,244,000	1,750,320
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(a)(b)		5,592,000	4,207,980
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
6.00%, 02/01/2029(a)(b)		319,000	300,658
7.38%, 02/01/2031(a)(b)		1,295,000	1,295,000
	Shares or Principal Amount		Value

CSC Holdings LLC
7.50%, 04/01/2028(a)(b)		$4,000,000	$ 2,499,142
11.25%, 05/15/2028(a)(b)		1,050,000	1,046,430
5.75%, 01/15/2030(a)(b)		4,480,000	2,286,341
4.50%, 11/15/2031(a)(b)		619,000	433,643
5.00%, 11/15/2031(a)(b)		862,000	413,725
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(a)(b)		1,500,000	1,098,750
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.88%, 08/15/2027(a)(b)		2,445,000	2,145,658
DISH DBS Corp., 5.75%, 12/01/2028(a)(b)		1,670,000	1,187,215
Encore Capital Group, Inc., 5.38%, 02/15/2026(a)	GBP	1,500,000	1,676,631
EQM Midstream Partners LP, 4.75%, 01/15/2031(a)(b)		$3,038,000	2,489,857
Ford Motor Co., 4.75%, 01/15/2043		990,000	743,786
Ford Motor Credit Co. LLC, 4.54%, 03/06/2025	GBP	2,700,000	3,244,229
Frontier Communications Holdings LLC
5.88%, 10/15/2027(a)(b)		$2,671,000	2,458,614
5.00%, 05/01/2028(a)(b)		280,000	245,871
6.75%, 05/01/2029(a)(b)		830,000	668,019
5.88%, 11/01/2029(b)		895,605	681,196
6.00%, 01/15/2030(a)(b)		1,346,000	1,029,572
8.75%, 05/15/2030(a)(b)		1,701,000	1,682,461
8.63%, 03/15/2031(a)(b)		944,000	919,820
Genesis Energy LP / Genesis Energy Finance Corp.
8.00%, 01/15/2027(b)		1,912,000	1,908,021
7.75%, 02/01/2028(b)		1,210,000	1,190,922
Goodyear Europe BV
2.75%, 08/15/2028(a)	EUR	2,000,000	1,833,673
2.75%, 08/15/2028(a)(b)		1,019,000	934,256
Goodyear Tire & Rubber Co. (The), 5.25%, 07/15/2031(b)		$1,735,000	1,496,437
Gray Escrow II, Inc., 5.38%, 11/15/2031(a)(b)		341,000	218,588
Gray Television, Inc., 4.75%, 10/15/2030(a)(b)		1,915,000	1,237,061
Hilcorp Energy I LP / Hilcorp Finance Co.
6.00%, 04/15/2030(a)(b)		1,910,000	1,780,086
6.00%, 02/01/2031(a)(b)		275,000	253,446
6.25%, 04/15/2032(a)(b)		1,011,000	945,163
HUB International Ltd., 5.63%, 12/01/2029(a)(b)		2,420,000	2,153,800
ITT Holdings LLC, 6.50%, 08/01/2029(a)(b)		4,895,000	4,064,172
Level 3 Financing, Inc., 10.50%, 05/15/2030(a)(b)		1,852,000	1,772,926
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(a)(b)		5,314,000	4,198,060
Mauser Packaging Solutions Holding Co.
7.88%, 08/15/2026(a)(b)		1,965,000	1,993,149
9.25%, 04/15/2027(a)(b)		725,000	688,024
McAfee Corp., 7.38%, 02/15/2030(a)(b)		2,715,000	2,253,720
Midcap Financial Issuer Trust, 6.50%, 05/01/2028(a)(b)		1,139,000	1,028,913
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/2026(a)(b)		3,827,000	3,577,454
10.50%, 05/15/2027(a)(b)		548,000	528,999
NCL Corp. Ltd.
5.88%, 03/15/2026(a)(b)		721,000	621,046
7.75%, 02/15/2029(a)(b)		4,212,000	3,566,471

8	abrdn Income Credit Strategies Fund

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2023

Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
NCL Finance Ltd., 6.13%, 03/15/2028(a)(b)	$1,803,000	$ 1,455,922
Neptune Bidco US, Inc., 9.29%, 04/15/2029(a)(b)	2,884,000	2,714,565
NESCO Holdings II, Inc., 5.50%, 04/15/2029(a)(b)	1,675,000	1,513,455
New Cotai LLC, 5.00%, 02/02/2027(d)(e)	1,101,868	3,125,118
Nexstar Media, Inc., 4.75%, 11/01/2028(a)(b)	1,650,000	1,450,196
Noble Finance II LLC, 8.00%, 04/15/2030(a)	1,879,000	1,924,134
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 4.75%, 04/30/2027(a)(b)	1,481,000	1,284,768
NuStar Logistics LP, 6.38%, 10/01/2030(b)	1,530,000	1,473,405
Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.13%, 04/30/2031(a)(b)	2,445,000	2,178,601
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(a)(b)	1,188,000	841,763
PetSmart, Inc. / PetSmart Finance Corp., 7.75%, 02/15/2029(a)(b)	2,300,000	2,268,100
Royal Caribbean Cruises Ltd.
5.50%, 08/31/2026(a)(b)	180,000	165,009
5.50%, 04/01/2028(a)(b)	5,148,000	4,539,484
Sabre GLBL, Inc., 11.25%, 12/15/2027(a)(b)	599,000	526,371
Sanchez Energy Corp., 7.25%, 07/15/2023(d)	257,000	1,285
Scientific Games Holdings LP / Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(a)(b)	1,645,000	1,459,493
Sirius XM Radio, Inc., 4.13%, 07/01/2030(a)(b)	3,325,000	2,666,975
Spirit Airlines, Inc., 1.00%, 05/15/2026	426,000	345,486
Stagwell Global LLC, 5.63%, 08/15/2029(a)(b)	1,472,000	1,279,757
Staples, Inc.
7.50%, 04/15/2026(a)(b)	1,930,000	1,627,640
10.75%, 04/15/2027(a)(b)	5,097,000	3,450,345
Talen Energy Supply LLC, 8.63%, 06/01/2030(a)	1,220,000	1,220,000
Trident TPI Holdings, Inc., 12.75%, 12/31/2028(a)	89,000	91,140
Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC, 10.50%, 02/15/2028(a)(b)	1,357,000	1,298,509
USA Compression Partners LP / USA Compression Finance Corp.
6.88%, 04/01/2026(b)	1,015,000	1,004,037
6.88%, 09/01/2027(b)	1,895,000	1,844,195
Viking Cruises Ltd., 5.88%, 09/15/2027(a)(b)	2,870,000	2,462,259
Vistra Corp.
8.00%, 10/15/2026(a)(b)(g)	1,340,000	1,262,950
7.00%, 12/15/2026(a)(b)(g)	2,465,000	2,210,682
Vital Energy, Inc., 10.13%, 01/15/2028(b)	1,161,000	1,167,177
Weatherford International Ltd., 8.63%, 04/30/2030(a)(b)	5,737,000	5,843,825
Total United States		180,372,547
ZAMBIA—1.2%
First Quantum Minerals Ltd., 6.88%, 10/15/2027(a)(b)	4,690,000	4,553,284
Total Corporate Bonds		449,777,315
Shares or Principal Amount			Value
COMMON STOCKS—1.8%
AUSTRALIA—0.0%
BIS Industries Ltd.(d)(e)(h)		804,308	$ –
HONG KONG—0.5%
Studio City International Holdings Ltd.(d)(h)		98,050	727,531
Studio City International Holdings Ltd.(d)(h)		183,525	1,361,755
Total Hong Kong			2,089,286
UNITED STATES—1.3%
California Resources Corp.		9,723	393,782
Cumulus Media, Inc., Class A(d)(h)		5	18
Foresight Energy LLC(d)(e)(h)		74,057	1,337,478
Kca Kelly Topco(d)(e)		11,090	670,945
Larchmont Intermediate Holdco LLC(d)(e)		1,661	19,328
New Cotai LLC(d)(e)(h)		971,487	1,097,780
True Religion Common(d)(e)(h)		61	1,139,751
Westmoreland Coal Co.(d)(e)(h)		13,063	5,879
Total United States			4,664,961
Total Common Stocks			6,754,247
EXCHANGE-TRADED FUNDS—1.5%
iShares iBoxx High Yield Corporate Bond ETF		73,000	5,501,280
Total Exchange-Traded Funds			5,501,280
BANK LOANS—1.1%
UNITED KINGDOM—0.7%
Impala Bidco 0 Ltd. GBP Term Loan, 8.93%, 06/08/2028(i)	GBP	1,000,000	1,202,292
Constellation Automotive Ltd. GBP 2nd Lien Term Loan B, 11.43%, 07/27/2029(d)(i)		2,000,000	1,335,297
Total United Kingdom			2,537,589
UNITED STATES—0.4%
MLN US Holdco LLC
11.78%, 11/01/2027(d)(i)		$1,898,241	1,044,032
2022 Third Out Term Loan14.33%, 10/18/2027(i)		952,345	457,126
Total United States			1,501,158
Total Bank Loans			4,038,747
MUNICIPAL BONDS—0.3%
PUERTO RICO—0.3%
GDB Debt Recovery Authority Bonds7.50%, 08/20/2040		1,528,363	1,268,541
Total Municipal Bonds			1,268,541
PREFERRED STOCKS—0.1%
UNITED STATES—0.1%
True Religion Preferred(d)(e)(h)		64	318,675
Total Preferred Stocks			318,675
WARRANTS—0.1%
UNITED STATES—0.1%
California Resources Corp.(h)		25,503	242,789
Total Warrants			242,789

abrdn Income Credit Strategies Fund	9

Portfolio of Investments (unaudited)  (concluded)
As of April 30, 2023

Shares or Principal Amount		Value
SHORT-TERM INVESTMENT—8.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(j)	31,111,709	$ 31,111,709
Total Short-Term Investment		31,111,709
Total Investments (Cost $556,987,732)(k)—136.2%		499,013,303
Liabilities in Excess of Other Assets—(36.2%)		(132,688,813)
Net Assets—100.0%		$366,324,490

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Illiquid security.
(e)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(f)	Security is in default.
(g)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(h)	Non-income producing security.
(i)	Variable or Floating Rate security. Rate disclosed is as of April 30, 2023.
(j)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(k)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	British Pound Sterling
HKD	Hong Kong Dollar
PIK	Payment-In-Kind
PLC	Public Limited Company
USD	U.S. Dollar

At April 30, 2023, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
05/19/2023	Citibank N.A.	GBP	864,852	USD	1,082,610	$ 1,087,299	$4,689
Euro/United States Dollar
05/19/2023	UBS AG	EUR	650,000	USD	714,929	716,911	1,982
Hong Kong Dollar/United States Dollar
05/19/2023	Goldman Sachs & Co.	HKD	943,384	USD	120,357	120,266	(91)
05/19/2023	HSBC Bank PLC	HKD	678,195	USD	86,514	86,458	(56)
05/19/2023	UBS AG	HKD	466,597	USD	59,532	59,482	(50)
						$2,070,416	$6,474

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
05/19/2023	Morgan Stanley & Co.	USD	48,576,174	GBP	38,891,863	$ 48,895,185	$ (319,011)
05/19/2023	UBS AG	USD	4,729,468	GBP	3,791,886	4,767,191	(37,723)
United States Dollar/Euro
05/19/2023	Morgan Stanley & Co.	USD	2,322,807	EUR	2,099,630	2,315,767	7,040
05/19/2023	Royal Bank of Canada	USD	10,649,395	EUR	9,629,137	10,620,364	29,031
05/19/2023	Royal Bank of Canada	USD	132,282,462	EUR	120,952,973	133,403,932	(1,121,470)
05/19/2023	UBS AG	USD	7,877,887	EUR	7,173,511	7,911,956	(34,069)
United States Dollar/Hong Kong Dollar
05/19/2023	HSBC Bank PLC	USD	163,634	HKD	1,282,490	163,495	139
05/19/2023	Morgan Stanley & Co.	USD	16,142	HKD	126,427	16,117	25
05/19/2023	Royal Bank of Canada	USD	33,160	HKD	260,123	33,161	(1)
05/19/2023	UBS AG	USD	782,940	HKD	6,132,040	781,730	1,210
						$208,908,898	$(1,474,829)
Unrealized appreciation on forward foreign currency exchange contracts							$ 44,116
Unrealized depreciation on forward foreign currency exchange contracts							$ (1,512,471)

See Notes to Financial Statements.
10	abrdn Income Credit Strategies Fund

Statement of Assets and Liabilities  (unaudited)
As of April 30, 2023

Assets
Investments, at value (cost $525,876,023)	$ 467,901,594
Short-term investments, at value (cost $31,111,709)	31,111,709
Foreign currency, at value (cost $12,137,587)	12,133,979
Cash	8,426
Receivable for investments sold	8,201,165
Interest and dividends receivable	9,499,567
Unrealized appreciation on forward foreign currency exchange contracts	44,116
Prepaid expenses in connection with at-the-market offering (Note 5)	41,791
Prepaid expenses in connection with the shelf registration (Note 5)	59,956
Prepaid expenses in connection with bank loan (Note 8)	2,825
Prepaid expenses	13,970
Total assets	529,019,098
Liabilities
Revolving credit facility payable (Note 8)	105,000,000
Payable for investments purchased	15,368,691
Unrealized depreciation on forward foreign currency exchange contracts	1,512,471
Investment advisory fees payable (Note 3)	489,620
Dividend payable on preferred shares	169,169
Administration fees payable (Note 3)	53,027
Investor relations fees payable (Note 3)	30,655
Other accrued expenses	70,975
Total liabilities	122,694,608
Cumulative Preferred Shares, $0.001 par value
Series A Mandatory Redeemable Preferred Shares (5.25%, $25.00 liquidation value per share, 1,600,000 shares outstanding) (Note 7)	40,000,000
Net Assets Applicable to Common Shareholders	$366,324,490
Composition of Net Assets Attributable to Common Shareholders
Common stock (par value $0.001 per share) (Note 5)	$ 52,076
Paid-in capital in excess of par	558,799,783
Distributable accumulated loss	(192,527,369)
Net Assets	$366,324,490
Net asset value per share based on 52,075,560 common shares issued and outstanding	$ 7.03

See Notes to Financial Statements.
abrdn Income Credit Strategies Fund	11

Statement of Operations  (unaudited)
For the Six-Months Ended April 30, 2023

Net Investment Income
Investment Income:
Dividends and other income (net of foreign withholding taxes of $27,029)	$ 57,467
Interest income	17,875,562
Total investment income	17,933,029
Expenses:
Investment advisory fee (Note 3)	2,213,919
Administration fee (Note 3)	221,392
Trustees' fees and expenses	151,778
Independent auditors’ fees and expenses	45,301
Reports to shareholders and proxy solicitation	44,904
Investor relations fees and expenses (Note 3)	44,471
Legal fees and expenses	30,917
Custodian’s fees and expenses	19,847
Transfer agent’s fees and expenses	15,423
Miscellaneous	143,912
Total operating expenses, excluding interest expense	2,931,864
Interest expense and commitment fee on credit facility (Note 8)	2,602,580
Total operating expenses before reimbursed/waived expenses	5,534,444
Investment advisor waiver	(277,096)
Net expenses	5,257,348

Net Investment Income/(Loss)	12,675,681
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(41,528,203)
Forward foreign currency exchange contracts	(15,111,109)
Foreign currency transactions	251,426
(56,387,886)
Net change in unrealized appreciation/(depreciation) on:
Investments	68,532,492
Forward foreign currency exchange contracts	(357,455)
Foreign currency translation	216,068
68,391,105
Net realized and unrealized gain from investments, forward foreign currency exchange contracts and foreign currencies	12,003,219
Change in Net Assets Resulting from Operations	$24,678,900
Total distributions to preferred shareholders	(1,044,166)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$23,634,734

See Notes to Financial Statements.
12	abrdn Income Credit Strategies Fund

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2023 (unaudited)	For the Year Ended October 31, 2022
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$ 12,675,681	$ 20,875,496
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(56,387,886)	3,902,028
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts and foreign currency translation	68,391,105	(84,502,480)
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	24,678,900	(59,724,956)
Distributions to Preferred Shareholders from:
Distributable earnings	(1,044,166)	(2,070,833)
Net decrease in net assets from distributions to preferred shareholders	(1,044,166)	(2,070,833)
Net decrease in net assets attributable to common shareholders resulting from operations	23,634,734	(61,795,789)
Distributions to Common Shareholders from:
Distributable earnings	(20,388,000)	(28,744,450)
Net decrease in net assets applicable to common shareholders from distributions	(20,388,000)	(28,744,450)
Proceeds from at-the-market offering resulting in the issuance of 483,411 and 1,523,512 shares of common stock, respectively (Note 12)	3,949,054	13,839,680
Proceeds from shares issued from the reorganization resulting in the addition of 26,763,172 and 0 shares of common stock, respectively (Note 12)	192,397,770	–
Expenses in connection with the at-the-market stock offering (Note 5)	(2,871)	(6,284)
Expenses in connection with the shelf offering (Note 5)	–	(5,301)
Reinvestment of dividends resulting in the issuance of 11,595 and 32,025 shares of common stock, respectively	83,517	285,045
Change in net assets from capital transactions	196,427,470	14,113,140
Change in net assets applicable to common shareholders	199,674,204	(76,427,099)
Net Assets:
Beginning of period	166,650,286	243,077,385
End of period	$366,324,490	$166,650,286
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn Income Credit Strategies Fund	13

Statement of Cash Flows  (unaudited)
For the Six-Months Ended  April 30, 2023

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ 24,678,900
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(402,235,947)
Investments sold and principal repayments	208,570,589
Increase in short-term investments, excluding foreign government	(17,895,415)
Net amortization/accretion of premium (discount)	(3,976,156)
Increase in interest and dividends receivable	(3,029,287)
Net change unrealized depreciation on forward foreign currency exchange contracts	357,455
Increase in prepaid expenses	(5,892)
Increase in accrued investment management fees payable	181,159
Decrease in other accrued expenses	(138,265)
Net change in unrealized appreciation of investments	(68,532,492)
Net change in unrealized appreciation on foreign currency translations	(216,068)
Net realized loss on investments transactions	41,528,203
Net increase from Reorganization	39,706,519
Total Cash flows from operating activities	(181,006,697)
Cash flows from financing activities:
Borrowings on line of credit	$ 87,000,000
Repayment of revolving credit facility	(70,000,000)
Distributions paid to shareholders	(21,432,166)
Proceeds from shares issued from Reorganization	192,397,770
Proceeds from at-the-market stock offering	3,949,054
Proceeds from reinvestment of dividends	83,517
Expenses in connection with the at-the-market and shelf offering	(2,871)
Net cash used in financing activities	191,995,304
Effect of exchange rate on cash	(6,622)
Net change in cash	10,981,985
Unrestricted and restricted cash and foreign currency, beginning of year	1,160,420
Unrestricted and restricted cash and foreign currency, end of year	$ 12,142,405
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	2,602,580

See Notes to Financial Statements.
14	abrdn Income Credit Strategies Fund

Financial Highlights

	For the Six-Months Ended April 30,	For the Fiscal Years Ended October 31,
	2023 (unaudited)	2022	2021	2020	2019	2018
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$6.72	$10.45	$10.15	$12.46	$14.08	$15.25
Net investment income	0.39	0.87	0.98	0.87	1.05	1.55
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	0.54	(3.35)	1.11	(1.07)	(1.23)	(1.28)
Total from investment operations applicable to common shareholders	0.93	(2.48)	2.09	(0.20)	(0.18)	0.27
Distributions to preferred shareholders from:
Net investment income	(0.04)	(0.09)	(0.05)	–	–	–
Net increase/(decrease) in net assets attributable to common shareholders resulting from operations	0.89	(2.57)	2.04	–	–	–
Distributions to common shareholders from:
Net investment income	(0.60)	(1.20)	(1.13)	(0.77)	(1.41)	(1.44)
Return of capital	–	–	(0.07)	(0.63)	(0.03)	–
Total distributions	(0.60)	(1.20)	(1.20)	(1.40)	(1.44)	(1.44)
Capital Share Transactions:
Offering costs for preferred shares charged to paid-in-capital	–	–	(0.11)	–	–	–
Impact of shelf offering	0.02	0.04	–	–	–	–
Dilutive effect of rights offer (Note 5)	–	–	(0.43)	(0.71)	–	–
Total capital share transactions	0.02	0.04	(0.54)	–	–	–
Net asset value per common share, end of period	$7.03	$6.72	$10.45	$10.15	$12.46	$14.08
Market price, end of period	$6.73	$6.37	$11.30	$9.18	$11.33	$13.09
Total Investment Return Based on(b):
Market price	15.02%	(34.92%)	37.13%	(6.16%)	(2.48%)	(0.75%)
Net asset value	13.89%(c)	(25.76%)(c)	14.69%	(5.65%)	(0.29%)	2.34%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets including liquidation value of preferred shares, end of year(000 omitted)	$406,324	$206,650	$283,077	$–	$–	$–
Net assets applicable to common shareholders, end of period (000 omitted)	$366,324	$166,650	$243,077	$176,871	$162,939	$184,028
Average net assets applicable to common shareholders (000 omitted)	$230,257	$206,720	$218,990	$181,152	$167,302	$195,965
Net operating expenses, net of fee waivers/recoupments	4.60%(d)	3.70%	2.86%	3.06%	3.89%	3.49%
Net operating expenses, excluding fee waivers/recoupments	4.85%(d)	3.95%	3.01%	3.24%	4.05%	3.55% See Notes to Financial Statements.
abrdn Income Credit Strategies Fund	15

Financial Highlights  (concluded)

	For the Six-Months Ended April 30,	For the Fiscal Years Ended October 31,
	2023 (unaudited)	2022	2021	2020	2019	2018
Net operating expenses, net of fee waivers/recoupment, excluding interest expense, commitment fee and loan servicing fees	2.33%(d)	2.48%	2.24%	2.15%	2.27%	2.24%
Net Investment income	11.10%(d)	10.10%	8.75%	8.26%	8.19%	10.34%
Portfolio turnover	37%(e)	66%	63%	97%	93%	103%
Senior securities (loan facility) outstanding (000 omitted)	$105,000	$88,000	$118,000	$81,200	$72,000	$83,000
Asset coverage ratio on senior securities period end(f)	487%	335%	340%	318%	326%	322%
Asset coverage per $1000 on senior securities period end	$4,870	$3,348	$3,399	$3,178	$3,263	$3,217
Asset coverage ratio on total leverage at period end(g)	353%	230%	254%	318%	326%	322%
Asset coverage per $1,000 on total leverage at period end	$3,526	$2,302	$2,538	$3,178	$3,263	$3,217

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Annualized.
(e)	Not annualized.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Perpetual Preferred Shares, for investment purposes by the amount of any senior securities, which includes the revolving credit facility.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
16	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)
April 30, 2023

1.  Organization
abrdn Income Credit Strategies Fund (the “Fund” or "ACP") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. The Fund is diversified for purposes of 1940 Act. Pursuant to guidance from the Securities and Exchange Commission, the Fund’s classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011.
Fund Reorganization
On March 10, 2023, the Fund acquired the assets and assumed the liabilities of Delaware Ivy High Income Opportunities Fund ("IVH") pursuant to a plan of Reorganization approved by the Board on August 11, 2022 ("Reorganization"). In the Reorganization, common shareholders of IVH received an amount of ACP common shares with a net asset value equal to the aggregate net asset value of their holdings of IVH common shares, as determined at the close of regular business on March 10, 2023. Any applicable fractional shares were paid as cash-in-lieu to the applicable holder. The Reorganization was structured as a tax-free transaction. The Fund is considered the tax survivor and accounting survivor of the Reorganization.
The following is a summary of the net asset value (“NAV”) per share issued as of March 10, 2023.
Acquired Fund	ACP NAV per Share ($) 3/10/2023	Conversion Ratio	Shares Issued
Delaware Ivy High Income Opportunities Fund ("IVH")	7.1889	1.615135	26,763,172
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated abrdn Investments Limited (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is

abrdn Income Credit Strategies Fund	17

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

significant to the fair value measurement. Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Registered investment companies are valued at their NAV as reported by such company. Generally, these investment types are categorized as Level 1 investments.
Senior loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.
Derivative instruments are valued at fair value. Exchange-traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the  Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

18	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Bank Loans	$ –	$ 4,038,747	$ –	$ 4,038,747
Common Stocks	2,483,086	–	4,271,161	6,754,247
Corporate Bonds	–	442,130,472	7,646,843	449,777,315
Exchange-Traded Funds	5,501,280	–	–	5,501,280
Municipal Bonds	–	1,268,541	–	1,268,541
Preferred Stocks	–	–	318,675	318,675
Warrants	242,789	–	–	242,789
Short-Term Investment	31,111,709	–	–	31,111,709
Total Investments	$39,338,864	$447,437,760	$12,236,679	$499,013,303
Other Financial Instruments
Foreign Currency Exchange Contracts	$ –	$ 44,116	$ –	$ 44,116
Total Assets	$39,338,864	$447,481,876	$12,236,679	$499,057,419
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$ –	$ (1,512,471)	$ –	$ (1,512,471)
Total Liabilities	$ –	$ (1,512,471)	$ –	$ (1,512,471)

abrdn Income Credit Strategies Fund	19

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Rollforward of Level 3 Fair Value Measurement For the Six Months Ended April 30, 2023
Investments in Securities	Balance as of October 31, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of April 30, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Held at April 30, 2023
Corporate Bonds
Canada	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
United Kingdom	3,926,678	13,474	-	304,067	277,506	-	-	-	4,521,725	304,067
United States*	-	1,313	-	(34,628)	3,158,433	-	-	-	3,125,118	(34,628)
Common Stocks
Australia*	-	-	-	-	-	-	-	-	-	-
United States*	-	-	-	(16,099)	4,287,260	-	-	-	4,271,161	(16,099)
Preferred Stocks
United States*	-	-	-	-	318,675	-	-	-	318,675	-
Total	$3,926,678	$14,787	$-	$253,340	$8,041,874	$-	$-	$-	$12,236,679	$253,340
Amounts listed as “–” are $0 or round to $0.
*	Securities purchased as part of the Reorganization.
For the six-month period ended April 30, 2023, there were no significant changes to the fair valuation methodologies.
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.
The following is quantitative information about level 3 fair value measurements:
Description	Fair Value at 04/30/23	Valuation Technique (s)	Unobservable Inputs	Input Value
Common Stocks	$1,337,478	Market Approach	Discount for lack of marketability	30%
Common Stocks	$670,945	Market Approach	Broker Quote	n/a
Common Stocks	$19,328	Market Approach	Financial Statements	n/a
Common Stocks	$1,097,780	Market Approach	Financial Statements	n/a
Common Stocks	$1,139,751	Market Approach	EBITA/Revenue multiple	2.82x/.45x
Common Stocks	$5,879	Market Approach	Broker Quote	n/a
Common Stocks	$0	Market Approach	EBITA multiple	5.67x
Corporate Bonds	$4,521,725	Income Method	Credit Spread	21.48%
Corporate Bonds	$3,125,118	Market Approach	Financial Statements	n/a
Preferred Stocks	$318,675	Market Approach	EBITA/Revenue multiple	2.82x/.45x
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of
U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among

20	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.
Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Derivative Financial Instruments:
The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
 While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

abrdn Income Credit Strategies Fund	21

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Summary of Derivative Instruments:
The Fund may use derivatives for various purposes as noted above.
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total

Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$ 44,116	$–	$–	$–	$–	$ 44,116
Total	$–	$ 44,116	$–	$–	$–	$–	$ 44,116
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$ 1,512,471	$–	$–	$–	$–	$ 1,512,471
Total	$–	$1,512,471	$–	$–	$–	$–	$1,512,471
Amounts listed as “–” are $0 or round to $0.
The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2023 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Foreign Currency Exchange Contracts
Citibank N.A.	$4,689	$–	$–	$4,689	$–	$–	$–	$–
Goldman Sachs & Co.	–	–	–	–	91	–	–	91
HSBC Bank PLC	139	(56)	–	83	56	(56)	–	–
Morgan Stanley & Co.	7,065	(7,065)	–	–	319,011	(7,065)	–	311,946
Royal Bank of Canada	29,031	(29,031)	–	–	1,121,471	(29,031)	–	1,092,440
UBS AG	3,192	(3,192)	–	–	71,842	(3,192)	–	68,650
Amounts listed as “–” are $0 or round to $0.
22	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on:
Forward Currency Contracts	$–	$ (15,111,109)	$–	$–	$–	$ (15,111,109)
Total	$–	$(15,111,109)	$–	$–	$–	$(15,111,109)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Forward Currency Contracts	$–	$ (357,455)	$–	$–	$–	$ (357,455)
Total	$–	$ (357,455)	$–	$–	$–	$ (357,455)
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2023. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2023.
Derivative	Average Notional Value
Foreign Currency Contracts Purchased	$ 7,121,721
Foreign Currency Contracts Sold	$173,694,024
The Fund values derivatives at fair value, as described in the Statement of Operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.
e.  Bank Loans:
The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.
The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.
See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.
f.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate

abrdn Income Credit Strategies Fund	23

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.
g.  Distributions:
The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares. The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.
h.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.
i.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date.
Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
j.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
k.  Cash Flow Information:
The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for forward foreign currency contracts which has been designated as collateral.
l.  Unfunded Loan Commitments:
The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2023 the Fund did not hold any unfunded loan commitments.
m.  Payment-In-Kind:
The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

24	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

3.  Agreements and Transactions with Affiliates
a.  Investment Adviser:
abrdn Investments Limited serves as investment adviser to the Fund and abrdn Inc. ("abrdn Inc." or the "Sub-Adviser") serves as the sub-adviser, pursuant to an investment advisory agreement and a sub-advisory agreement, respectively. The Adviser and the Sub-Adviser (collectively, the “Advisers”) are indirect wholly-owned subsidiaries of abrdn plc (“abrdn plc”). In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.
For its services, the Adviser receives fees at an annual rate of: (i) 1.25% of the Fund’s average daily Managed Assets. Managed Assets is defined in the investment advisory agreement as total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). For the six-month period ended April 30, 2023, the Adviser earned a gross advisory fee of $2,213,919.
Effective December 1, 2019, the Adviser has contractually agreed to further limit total "Other Expenses" (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to Common Shares of the Fund to 0.35% of the average daily net assets of the Fund. This limit will be in effect at least through October 31, 2024. Through April 30, 2023, the Adviser waived and assumed a total of $277,096 of the Fund’s other expenses. The Adviser may request and receive reimbursement of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser (the "Reimbursement Requirements").
As of April 30, 2023, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to the Adviser for the Fund, based on expenses reimbursed by the Adviser, including adjustments described above, would be:
Amount Fiscal Year 2020 (Expires 10/31/23)	$ 335,688
Amount Fiscal Year 2021 (Expires 10/31/24)	$ 332,380
Amount Fiscal Year 2022 (Expires 10/31/25)	$ 519,698
Amount Fiscal Year 2023 (Expires 10/31/26)	$ 277,096
Total*	$1,464,862

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.  Fund Administrator:
abrdn Inc. is the Fund’s Administrator pursuant to an agreement under which abrdn Inc. receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2023, abrdn Inc. earned $221,392 from the Fund for administration services.
c.  Investor Relations:
Under the terms of the Investor Relations Services Agreement approved by the Fund’s Board on June 12, 2018, abrdn Inc. provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.
Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

abrdn Income Credit Strategies Fund	25

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

During the six-month period ended April 30, 2023, the Fund incurred investor relations fees of approximately $44,471. For the six-month period ended April 30, 2023, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
d.  Purchase/Sale Transactions Between Affiliates:
The Fund is permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the 1940 Act (“Rule 17a-7”). During the six-month period ended April 30, 2023, the Fund did not engage in any of these trades.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2023, were $120,502,193 and $208,291,667, respectively.
5.  Capital
The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share. As of April 30, 2023, there were 52,075,560 shares of common stock issued and outstanding.
On February 11, 2022, the Fund entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (“ALPS”), pursuant to which the Fund may offer and sell up to $100,000,000 of common shares of beneficial interest, par value $0.001 per share (“Common Shares”), from time to time through ALPS, in transactions deemed to be “at the market” as defined in Rule 415 under the 1933 Act (the “ATM Offering”). Under the Investment Company Act of 1940, as amended, the Fund may not sell any Common Shares at a price below the current net asset value of such common shares, exclusive of any distributing commission or discount.
Pursuant to the Distribution Agreement, ALPS may enter into subplacement agent agreements with one or more selected dealers. ALPS has entered into a sub-placement agent agreement, dated February 11, 2022 (the “Sub-Placement Agent Agreement”), with UBS Securities LLC (“UBS”) relating to the Common Shares to be offered under the Distribution Agreement.
The ATM Offering is being made pursuant a prospectus supplement, dated February 11, 2022 and the accompanying prospectus, dated April 27, 2021, each of which constitute part of the Fund’s effective shelf registration statement on Form N-2 (File No. 333-253698) previously filed with the Securities and Exchange Commission (the “Registration Statement”). On February 11, 2022, the Fund
commenced the ATM Offering pursuant to the Fund’s Registration Statement.
During the six-month period ended April 30, 2023, 483,411 shares of common stock were sold under this agreement for $3,949,054 (net of commissions of $30,145). The associated offering costs with this ATM Offering are approximately $50,946 of which $9,155 were charged to paid-in-capital upon the issuance of associated shares.
Offering costs incurred through April 30, 2023 as a result of the Fund’s Registration Statement initially effective with the SEC on April 27, 2021 are approximately $113,754. The Fund’s ATM Offering, 2021 Right Offer and the Preferred Shares Offering were made under this Registration Statement and associated offering costs were capitalized at the time of share issuance. The Statement of Assets and Liabilities reflects the remaining offering costs of $59,956 as deferred offering costs. These offering costs will be charged to paid-in-capital upon the issuance of shares.
Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund's Dividend Reinvestment and Optional Cash Purchase Plan. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.
6.  Open Market Repurchase Program
The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Adviser. Such purchases may be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and if repurchases are made management will post the number of shares repurchased on the Fund’s website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
The Fund reports repurchase activity on the Fund's website on a monthly basis. For the six-month period ended April 30, 2023, the Fund did not repurchase any shares through the Program.
7.  Preferred Shares
On May 3, 2021, the Fund entered into an underwriting agreement by and among the Fund, the Adviser and Sub-Adviser, and UBS, as the underwriter representative, in connection with the issuance and sale of 1,600,000 shares of the Fund’s 5.250% Series A Perpetual Preferred

26	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Shares, par value $0.001 per share (the “Preferred Shares”) at a price to the public of $25.00 per Common Share (the “Preferred Shares Offering”).
The Preferred Shares Offering was made pursuant to a prospectus supplement, dated May 3, 2021 and the accompanying prospectus, dated April 27, 2021, each of which constitute part of the Fund’s Registration Statement.
In connection with the Preferred Shares Offering, the Fund entered into an amendment, effective as of May 10, 2021, to the Transfer Agency and Service Agreement with Computershare Trust Company, N.A. and Computershare Inc. to provide services with respect to the Preferred Shares.
The Preferred Shares Offering, priced at $25 per share, resulted in net proceeds to the Fund of approximately $38.2 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Fund. The Fund applied to list the Preferred Shares on the NYSE under the ticker symbol “ACP PRA”. The Preferred Shares will have a liquidation preference of $25.00 per share, plus accumulated and unpaid dividends The shares have been assigned an A2 rating by Moody’s Investors Service.
The Preferred Shares will rank senior to the Fund’s Common Shares in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the Fund’s affairs; equal in priority with all other future series of preferred shares the Fund may issue as to priority of payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of the Fund’s affairs; and subordinate in right of payment to amounts owed under the Fund’s existing Credit Facility, and to the holder of any future senior Indebtedness, which may be issued without the vote or consent of preferred shareholders.
Holders of the Preferred Shares are entitled to receive quarterly cumulative cash dividend payments at a rate of 5.250%. Dividends and distributions on the Preferred Shares will accumulate from the date of their original issue. Dividends and distributions will be paid quarterly on March 31, June 30, September 30 and December 31 in each year (or, in each case, if such date is not a business day, the next succeeding business day), commencing on June 30, 2021. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders.
If the Fund fails to have asset coverage of at least 200% with respect to its preferred shares of beneficial interest (including Preferred Shares) (collectively, "preferred shares") as of the close of business on the last business day of each calendar quarter, and such failure is not cured as of the close of business on the date that is 30 calendar days following such business day (the "Asset Coverage Cure Date"), the Fund will fix a redemption date and proceed to redeem the number of preferred shares, including Preferred Shares, as described below at (in the case of Preferred Shares) a price per share equal to the $25.00 per share liquidation preference plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) through the date fixed for redemption by the Board.
Prior to June 30, 2026, the Preferred Shares are not subject to optional redemption by the Fund unless the redemption is necessary, in the judgment of the Board, to maintain the Fund's status as a RIC under Subchapter M of the Code. On or after June 30, 2026 (any such date, an "Optional Redemption Date"), the Fund may redeem in whole or from time to time in part outstanding Preferred Shares at a redemption price per share equal to the $25.00 per share liquidation preference plus an amount equal to all unpaid dividends and distributions accumulated through the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon).
Except for matters that do not require the vote of holders of Preferred Shares under the 1940 Act and except as otherwise provided in the Fund's Governing Documents, or as otherwise required by applicable law, each holder of Preferred Shares will be entitled to one vote for each Preferred Share held by such holder on each matter submitted to a vote of shareholders of the Fund. Except as otherwise provided herein or in the Statement of Preferences, the holders of outstanding preferred shares, including the Preferred Shares, will vote together with holders of the Fund's Common Shares as a single class.
8.  Revolving Credit Facility
On November 23, 2022, the Fund’s senior secured 364-day revolving credit facility with BNP Paribas was amended to extend the scheduled commitment termination date to November 22, 2023 with a committed facility amount of $130,000,000. The Fund’s outstanding balance as of October 31, 2022 was $88,000,000 on the Revolving Credit Facility. In connection with the close of the Reorganization with the Delaware Ivy High Income Opportunities Fund, the Fund drew down $87,000,000 on its revolving credit facility and amended its committed facility amount to $200,000,000. The remaining Fund activity during the six-month period ending April 30, 2023, was a net pay down of $70,000,000 on the revolving credit facility. The Fund’s outstanding balance as of April 30, 2023 was $105,000,000. The average interest rate on the loan facility during the six-month period ended April 30, 2023 was 5.82%. The average balance for the six-month period ended April 30, 2023 was $87,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. A more detailed description of the Fund’s leverage can be found in the Report of the Investment Adviser and the

abrdn Income Credit Strategies Fund	27

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Notes to Financial Statements. Under the revolving credit facility, the Fund is charged interest on amounts borrowed at variable rate, which may be based on the Secured Overnight Financing Rate plus a spread. The interest expense is accrued on a daily basis and is payable to The BNP Paribas on a monthly basis.
The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.
The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33.33% of the Fund's total assets (including the amount obtained through leverage) in certain market conditions. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.
The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $100,000,000.
9.  Portfolio Investment Risks
a.  Bank Loan Risk:
There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.
b.  Credit and Market Risk:
A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.
c.  Emerging Markets Risk:
Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the

28	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries, and potential difficulties in enforcing contractual obligations.
Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Funds’ investments.
d.  High-Yield Bonds and Other Lower-Rated Securities Risk:
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
e.  Interest Rate Risk:
The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.
The Fund may be subject to a greater risk of rising interest rates due to current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
f.  Risks Associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.
10.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

abrdn Income Credit Strategies Fund	29

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

11.  Tax Information
The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized depreciation as of April 30, 2023, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$557,780,569	$11,146,769	$(69,914,035)	$(58,767,266)
12.  Fund Reorganization
Effective March 10, 2023, the abrdn Income Credit Strategies Fund (the “Acquiring Fund”) acquired all of the assets and assumed all of the liabilities of the Delaware Ivy High Income Opportunities Fund (the “Acquired Fund”) pursuant to plans of reorganization approved by the Board of Directors on August 8, 2022.
The acquisition was accomplished by a tax-free exchange as follows:
16,570,235 shares of the Acquired Fund, fair valued at $192,397,770 for 26,763,172 shares of the Acquiring Fund.
The investment portfolio and cash of the Acquired Fund, with a fair value of $188,492,801 and identified cost of $228,199,321 were the principal assets acquired by the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquiring Fund acquired capital loss carryovers of $63,073,353 which is subject to loss limitations from the Acquired Fund. Immediately prior to the merger, the investment portfolio and cash of the Acquiring Fund was $268,476,031.
Assuming that the reorganization had been completed on November 1, 2022, the Acquiring Fund’s pro forma results of operations for the six months ended April 30, 2023 are as follows:

Net investment income	$17,646,601
Net realized and unrealized gain from investments	14,795,602
Net increase in net assets from operations	32,442,203
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Statement of Operations since March 10, 2023.

The chart below shows a summary of net assets and shares outstanding, before and after the reorganization:
	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)
Before Reorganization
Delaware Ivy High Income Opportunities Fund	16,570,235	$ 192,397,770	$11.61	$ (39,706,519)	$ (83,124,103)
abrdn Income Credit Strategies Fund	25,312,394	181,969,426	7.19	(40,108,769)	(90,577,032)
Total		$374,367,196		$(79,815,288)	$(173,701,135)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)
After Reorganization
abrdn Income Credit Strategies Fund	52,075,566	$374,367,196	$7.19	$(79,815,288)	$(173,701,135)
13.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2023, other than as noted below.
On May 9, 2023 and June 9, 2023, the Fund announced that it will pay on May 31, 2023 and June 30, 2023 a distribution of $0.10 per share to

30	abrdn Income Credit Strategies Fund

Notes to  Financial Statements (unaudited)  (concluded)
April 30, 2023

all shareholders of record as of May 19, 2023 and June 23, 2023, respectively.
abrdn Income Credit Strategies Fund	31

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

32	abrdn Income Credit Strategies Fund

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

abrdn Income Credit Strategies Fund	33

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Corporate Information

Trustees
P. Gerald Malone, Chair
Stephen Bird
Nancy Yao Maasbach
John Sievwright
Randolph Takian
Investment Adviser
abrdn Investments Limited
10 Queen's Terrace
Aberdeen, AB10 1XL
Scotland, United Kingdom
Investment Sub-Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA19103
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

The Financial Statements as of April 30, 2023, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Income Credit Strategies Fund are traded on the NYSE  under the symbol “ACP”. Information about the Fund’s net asset value and market price is available at www.abrdnacp.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Income Credit Strategies Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

ACP-SEMI-ANNUAL

(b) Not applicable.

Item 2 – Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 – Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 – Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 – Investments.

(a)  Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b)  There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2023, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 – Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 – Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Income Credit Strategies Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of abrdn Income Credit Strategies Fund

Date:	July 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of abrdn Income Credit Strategies Fund

Date:	July 10, 2023

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of abrdn Income Credit Strategies Fund

Date:	July 10, 2023